UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2007
SYMBION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50574 (Commission File Number)	62-1625480 (IRS Employer Identification No.)
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)
(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     Symbion, Inc. (the “Company”) is filing this Current Report on Form 8-K to reissue in an updated format the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. During the three months ended March 31, 2007, the Company committed to a plan to divest its interest in three ambulatory surgery centers and one diagnostic center (the “2007 Dispositions”). In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”), the Company reported the results of the 2007 Dispositions as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007. Under Securities and Exchange Commission (“SEC”) requirements, the same reclassification to discontinued operations that is required by SFAS No. 144 is also required for previously issued financial statements for each of the three years shown in the Company’s last annual report on Form 10-K if those financial statements are incorporated by reference in subsequent filings with the SEC, even though those financial statements relate to periods prior to the date that the Company committed to a plan to divest the facilities. This reclassification has no effect on the Company’s reported net income available to common stockholders.
          This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, to reflect the 2007 Dispositions as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.
          The attached information should be read together with the Company’s filings with the SEC subsequent to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including its Quarterly Report on Form 10-Q for the three months ended March 31, 2007.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued Form 10-K, Item 8. — Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2007	SYMBION, INC.
	By:	/s/ Kenneth C. Mitchell
Kenneth C. Mitchell
Chief Financial Officer and Senior Vice President of Finance

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued Form 10-K, Item 8. — Financial Statements and Supplementary Data